UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 16, 2019

ARCHROCK, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9807 Katy Freeway, Suite 100 Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

Registrant’s telephone number, including area code: (281) 836-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common stock, par value $0.01 per share	AROC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01                                           Regulation FD Disclosure.

As previously disclosed, on June 23, 2019, Archrock, Inc. (“Archrock”) and Archrock Services, L.P., a wholly owned subsidiary of Archrock (“Archrock Services”), entered into an Asset Purchase Agreement with Elite Compression Services, LLC (“Elite”), pursuant to which Archrock and Archrock Services will acquire substantially all the assets of Elite, including approximately 430,000 of predominantly large-horsepower compression assets, for aggregate consideration equal to $410 million, consisting of (i) an amount of cash equal to $205 million and (ii) 21,656,683 newly issued shares of Archrock’s common stock, par value $0.01 per share. In addition and as previously disclosed, on June 23, 2019, Archrock Services entered into an Asset Purchase Agreement with Harvest Four Corners, LLC (“Harvest”), pursuant to which Archrock Services will sell to Harvest approximately 80,000 active and idle compression horsepower for $30 million in cash.

On July 12, 2019, the parties received notification that the Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to each of the transactions.  On July 16, 2019, Archrock announced that, subject to the satisfaction or waiver of the other closing conditions under each of the purchase agreements, the parties expect both of the transactions to close on or about August 1, 2019.

The information set forth in this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  The information included in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHROCK, INC.

July 16, 2019	By:	/s/ Stephanie C. Hildebrandt
Stephanie C. Hildebrandt
Senior Vice President, General Counsel and Secretary